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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 16, 2001 included in the Neuberger Berman Inc. and subsidiaries (the "Company") Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-88579 and 333-45058.



New York, New York
March 9, 2001